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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                             ---------------------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR 12(g) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                 PECO II, Inc.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                        Ohio                                    34-1605456
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       (State of Incorporation or Organization)              (I.R.S. Employer
                                                            Identification no.)

            1376 State Route 598, Galion, Ohio                     44833
--------------------------------------------------------        ----------
         (Address of Principal Executive Offices)               (Zip Code)

If this form relates to the registration of a     If this form relates to the registration of a
class of securities pursuant to Section 12(b)     class of securities pursuant to Section 12(g) of
of the Exchange Act and is effective pursuant     the Exchange Act and is effective pursuant to
to General Instruction A.(c), please check the    General Instruction A.(d), please check the
following box. [ ]                                following box. [X]

Securities Act registration statement file number to which this form relates: 333-37566

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class         Name of Each Exchange on Which
      to be so Registered         Each Class is to be Registered
     ---------------------       --------------------------------
            None                          Not Applicable


       Securities to be registered pursuant to Section 12(g) of the Act:
       -----------------------------------------------------------------

                       Common Shares, without par value
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Item 1.   Description Of Registrant's Securities To Be Registered.
          -------------------------------------------------------

          The information required by this item is incorporated herein by reference to the discussion under the heading "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1 (No. 333-37566) originally filed with the Securities and Exchange Commission (the "Commission") on May 22, 2000, as amended by Amendment No. 1 filed with the Commission on July 3, 2000, as further amended by Amendment No. 2 filed with the Commission on July 24, 2000, and as may be further amended from time to time (the "Registration Statement").


Item 2.   Exhibits.
          --------

Number         Description
------         -----------

1. Form of Amended and Restated Articles of Incorporation of the Registrant is incorporated herein by reference to Exhibit 3.1(i) to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (No. 333-37566)

2. Form of Amended and Restated Code of Regulations of the Registrant is incorporated herein by reference to Exhibit 3.1(ii) to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (No. 333-37566)

3. Second Amended and Restated Loan and Security Agreement, dated as of October 22, 1999, between the Registrant and The Huntington National Bank is incorporated herein by reference to Exhibit
               10.1.1 to the Registrant's Registration Statement on Form S-1 (No. 333-37566)

4. First Amendment to Second Amended and Restated Loan and Security Agreement, dated as of October 22, 1999, between the Registrant and the Huntington National Bank is incorporated herein by reference to Exhibit 10.1.2 to the Registrant's Registration Statement on Form S-1 (No. 333-37566)

5. Specimen certificate for the Common Shares, without par value, of the Registrant is incorporated herein by reference to Exhibit 4.1 to Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (No. 333-37566)
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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                            PECO II, Inc.



                            By:  /s/ Matthew P. Smith
                                 --------------------
                            Matthew P. Smith
                            President and Chief Executive Officer



Date:  August 8, 2000
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EXHIBIT INDEX
-------------

Number         Description
------         -----------


1. Form of Amended and Restated Articles of Incorporation of the Registrant is incorporated herein by reference to Exhibit 3.1(i) to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (No. 333-37566)

2. Form of Amended and Restated Code of Regulations of the Registrant is incorporated herein by reference to Exhibit 3.1(ii) to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (No. 333-37566)

3. Second Amended and Restated Loan and Security Agreement, dated as of October 22, 1999, between the Registrant and The Huntington National Bank is incorporated herein by reference to Exhibit
               10.1.1 to the Registrant's Registration Statement on Form S-1 (No. 333-37566)

4. First Amendment to Second Amended and Restated Loan and Security Agreement, dated as of October 22, 1999, between the Registrant and the Huntington National Bank is incorporated herein by reference to Exhibit 10.1.2 to the Registrant's Registration Statement on Form S-1 (No. 333-37566)

5. Specimen certificate for the Common Shares, without par value, of the Registrant is incorporated herein by reference to Exhibit 4.1 to Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (No. 333-37566)